UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 3,2009

EZENIA! INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-25882	04-3114212
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Celina Drive, Suite 17-18, Nashua, NH	03063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (603) 589-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2009, Robert N. McFarland resigned from the Board of Directors of Ezenia! Inc. (the “Company”), effective immediately.  Mr. McFarland was also a member of the Audit Committee.  Mr. McFarland submitted a letter to the Chief Executive Officer of the Company and the Board of Directors in connection with his resignation, indicating that he has disagreed with the direction and performance of the Company.  A copy of Mr. McFarland’s letter is attached as Exhibit 17.1 to this Current Report on Form 8-K.  The continuing Directors of the Company do not agree with Mr. McFarland’s assessment of the Company, its products and its market opportunities set forth in such letter.  The Board of Directors will continue to review the strategic alternatives that may be available to the Company as part of its on-going efforts to enhance stockholder value.

Note Regarding Forward-Looking Statements

Statements included in this Current Report on Form 8-K that are not historical facts may be considered forward-looking statements. You can identify these forward-looking statements by use of the words “expects,” “anticipates,” “estimates,” “believes,” “projects,” “intends,” “plans,” “will,” “may,” and similar words.  Such forward-looking statements, which include statements regarding the Company’s strategic plans and business outlook, involve risks and uncertainties that could cause actual results to differ materially from those indicated by such forward-looking statements. These risks and uncertainties include the evolution of the Company’s market, dependence on the U.S. government as its largest customer and on other major customers, continued funding of defense programs by the U.S. government and the timing of such funding, uncertainties associated with procurement processes and on-going bidding activities for government programs, rapid technological change and competition within the collaborative software market, the Company’s reliance on third-party technology, failure to protect the Company’s propriety technology, customer acceptance of IWS (including in the commercial market) and other new products, retention of key employees, the Company’s history of liquidity concerns and operating losses, stock price volatility, and other considerations that are discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008. You should not place undue reliance upon any such forward-looking statements, which speak only as of the date of this Current Report.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description
17.1	Letter from Robert N. McFarland, dated December 3, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZENIA! INC.

Dated: December 9, 2009	By:	/s/ Kevin M. Hackett
Kevin M. Hackett
Chief Financial Officer
(Principal Executive Officer)

Exhibit No.	Description
17.1	Letter from Robert N. McFarland, dated December 3, 2009